SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         Date of Report: March 29, 1999



                                 SCANSOFT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           DELAWARE                   0-27038                  94-3156479
-------------------------------     ------------          ----------------------
 (State or Other Jurisdiction       (Commission             (I.R.S. Employer
       of Incorporation)            File Number)          Identification Number)



           9 CENTENNIAL DRIVE, PEABODY, MA                     01960
    --------------------------------------------             ----------
      (Address of principal executive offices)               (Zip Code)



                                 (978) 977-2000
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

Item 8.   Change in Fiscal Year.
          ---------------------

          Effective as of March 29, 1999, ScanSoft, Inc. approved a change in its fiscal year from a year ending on the Sunday closest to December 31 to a calendar year, beginning in 1999.

          Each quarter will end on the last day of the last month of each quarter. For 1999, the quarter end dates will be March 31, June 30, September 30 and December 31, 1999. Since this change in fiscal year consists only of a change from a year ending on the Sunday closest to December 31 to the last day of December, additional filing of financial information on Form 10-Q for a transition period is not required.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated: March 29, 1999

                                       SCANSOFT, INC.



                                       By       /s/ Michael K. Tivnan
                                          -------------------------------------
                                                    Michael K. Tivnan
                                          President and Chief Executive Officer